EXHIBIT 99.2


LEGEND FOR FIRST UNION SECURITIES, INC.

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.